                                                                EXHIBIT 21


                                     ALABAMA

Alabama-Tennessee Health Network, Inc.
CareOne Home Health Services, Inc.
Four Rivers Medical Center PHO, Inc.
Selma Medical Center Hospital, Inc.


                                     ALASKA

Chugach Physical Therapy, Inc.
     Chugach Physical Therapy & Fitness Center
Columbia Behavioral Healthcare, Inc.
Columbia North Alaska Healthcare, Inc.


                                    ARKANSAS

Central Arkansas Provider Network, Inc.
Columbia Health System of Arkansas, Inc.


                                     BERMUDA

Parthenon Insurance Company, Limited

                                   CALIFORNIA

Birthing Facility of Beverly Hills, Inc.
C.H.L.H., Inc.
CFC Investments, Inc.
CH Systems
Chino Community Hospital Corporation, Inc.
Columbia ASC Management, L.P.
Columbia Fallbrook, Inc.
Columbia Riverside, Inc.
Columbia/HCA San Clemente, Inc.
Community Hospital of Gardena Corporation, Inc.
Encino Hospital Corporation, Inc.
Far West Division, Inc.
Galen-Soch, Inc.
HCA Allied Health Services of San Diego, Inc.
HCA Health Services of California, Inc.
HCA Hospital Services of San Diego, Inc.
Healdsburg General Hospital, Inc.
L E Corporation
Las Encinas Hospital
     Las Encinas Hospital
Los Gatos Surgical Center, a California Limited Partnership
     Los Gatos Surgical Center
Los Robles Regional Medical Center
     Los Robles Regional Medical Center
Los Robles Surgicenter JV
MCA Investment Company
Mission Bay Memorial Hospital, Inc.
Neuro Affiliates Company

Psychiatric Company of California, Inc.
Riverside Healthcare System, L.P.
     Riverside Community Hospital
Riverside Holdings, Inc.
Riverside Surgicenter, L.P.
     Riverside Community Surgi-Center
San Joaquin Surgical Center, Inc.
San Jose Healthcare System, Inc.
Southwest Surgical Clinic, Inc.
Surgicare of Beverly Hills, Inc.
Surgicare of Los Gatos, Inc.
Surgicare of Montebello, Inc.
Surgicare of Riverside, LLC
Surgicare of West Hills, Inc.
Ukiah Hospital Corporation
Visalia Community Hospital, Inc.
VMC Management, Inc.
VMC-GP, Inc.
West Hills Hospital
     West Hills Hospital & Medical Center
West Hills Surgical Center, Ltd.
     West Hills Surgical Center
West Los Angeles Physicians' Hospital, Inc.
Westminster Community Hospital
Westside Hospital Limited Partnership
Windsor Health Group Medical Building Partnership
Windsor Health Group Medical Building, LLC


                                    COLORADO

Bethesda Psychealth Ventures, Inc.
Breckenridge Medical Center, LLC
Centrum Surgery Center, Ltd.
     Centrum Surgery Center
Colorado Health Systems, Inc.
Colorado Healthcare Management, LLC
Columbine Psychiatric Center, Inc.
Conifer MOB, LLC
Continental Division I, Inc.
Denver Mid-Town Surgery Center, Ltd.
     Midtown Surgical Center
Diagnostic Mammography Services, G.P.
Galen of Aurora, Inc.
HCA-HealthONE, LLC
     Advanced Center for Spinal Microsurgery
     Air Life
     Arapahoe Medical Plaza
     Aurora Trauma Service
     Belmar Multispecialty
     Bethesda Employee Assistance Services
     CallONE
     Cardiology Imaging Group
     Centennial Athletic Club
     Centennial Medical Plaza
     Centennial Medical Plaza Travel Care
     Centennial Medical Plaza Travel Care Immunization Clinic
     Center for Eating Management
     Colorado Care Manor
     Common Sensitivities

     Denver Wound Healing Center
     Esophogeal and Pelvic Floor Center
     HealthONE Emergency Services
     HealthONE for Children
     HealthONE Progressive Care Center
     HealthONE Senior Health Care Center
     HealthONE Sports Injury Screening
     HeartONE for Children Institute
     High Street Primary Care Center
     KidZ Care
     Lifelong Choices
     Lung Cancer Clinic of the Rockies
     Medical Business Access
     Mountain View Nurse Midwives
     North Suburban Medical Center
     Patient Care 2000
     Peak Performance in the Workplace
     Positive Lifestyles
     Presbyterian/St. Luke's Medical Center
     Presbyterian/St. Luke's Mother and Child Hospital
     PresExpress
     PREStaurant
     P/SL Blood Donor Center
     P/SL Bone Marrow Transplant Program
     P/SL Cardiac Emergency Network
     P/SL Community Health Network
     P/SL Community Health Services
     P/SL Heart-Lung Transplant Program
     P/SL Hyperbaric Oxygen Medicine
     P/SL Kidney-Pancreas Transplant Program
     P/SL Magnetic Resonance Imaging
     P/SL Medical Center for Children
     P/SL Mile High Medical Arts Building
     P/SL Women's and Children's Hospital
     RapidCare
     Rocky Mountain Blood and Marrow Transplant Program
     Rocky Mountain Children's Cancer Center
     Rocky Mountain Colon & Rectal Surgery
     Rocky Mountain Gastrointestinal Motility Clinic
     Rocky Mountain Healthcare Support Services
     Rocky Mountain Kids/Care
     Rocky Mountain Neurology Center
     Rocky Mountain Pediatric Care
     Rose Family Medicine Center
     Rose Institute for Joint Replacement
     Rose Institute for Sports Medicine
     Rose Medical Center
     Rose Medical Center Cherry Creek Eye Center
     Rose Sleep Disorders Center
     Rose Sports Medicine
     Senior Health Access
     Sky Ridge Medical Center
     Spine Care Clinic
     Support Line
     Swedish Hospital
     Swedish Medical Center
     The Center for Ear, Nose and Throat-Head and Neck Surgery
     The Denver Spine Institute
     The Lactation Program
     The Medical Center of Aurora

     The Medical Center of Aurora Sleep Disorders Center
     The Parent Line
     The Rose Center for Study of Gastroesophageal Diseases
     The Senior Care Center at the Medical Center of Aurora
     United SeniorCare
     United Services Medical Clinic
Health Care Indemnity, Inc.
HealthONE Clinic Services, LLC
     Broncos Sports Medicine
     Denver Broncos Sports Medicine
     HealthONE Clinic Services
     HealthONE Occupational Health Center
HealthONE of Denver, Inc.
HealthONE Trauma Services, LLC
Hospital-Based CRNA Services, Inc.
Lakewood Outpatient Surgical Center, Ltd.
Lakewood Surgicare, Inc.
Medical Imaging of Colorado, LLC
MOVCO, Inc.
New Rose Holding Company, Inc.
Outpatient Surgery Center of Lakewood, L.P.
     Lakewood Surgical Center
Rose Health Partners, LLC
Rose POB, Inc.
Sky Ridge Surgery Center, L.P.
Southwest MedPro, Ltd.
Surgicare of Denver Mid-Town, Inc.
Surgicare of Sky Ridge, Inc.
Surgicare of Southeast Denver, Inc.
Swedish Medpro, Inc.
Swedish MOB II, Inc.
Swedish MOB II, LLC
Swedish MOB III
Swedish MOB III, Inc.
Swedish MOB IV
Swedish MOB IV, Inc.
Swedish MOB, LLC


                                    DELAWARE


AC Med, LLC
Aligned Business Consortium Group, L.P.
Alternaco, LLC
American Medicorp Development Co.
     Doctors Hospital Surgery Center-Evans
Ami-Point GA, LLC
AOGN, LLC
Arkansas Medical Park, LLC
Atlanta Healthcare Management, L.P.
Atlanta Market GP, Inc.
Atlanta Orthopaedic Surgical Center, Inc.
Bayshore Partner, LLC
Belton Family Practice Clinic, LLC
Blue Ridge Clinic, LLC
BNA Associates, Inc.
Brunswick Hospital, LLC
C/HCA Capital, Inc.
C/HCA, Inc.

Capital Medical Center Partner, LLC
Central Health Holding Company, Inc.
Central Health Services Hospice, Inc.
Charlotte Ave. Realty, LLC
Chattanooga ASC, LLC
CHC Finance Co.
CHC Holdings, Inc.
CHC Payroll Agent, Inc.
CHCA Bayshore, L.P.
     Bayshore Medical Center
CHCA Clear Lake, L.P.
     Clear Lake Heart Institute
     Clear Lake Regional Medical Center - Alvin Diagnostic and Urgent
       Care Center
     Clear Lake Regional Medical Center
CHCA Conroe, L.P.
     Conroe Regional Medical Center
CHCA East Houston, L.P.
     East Houston Regional Medical Center
CHCA Hospital LP, Inc.
CHCA Mainland, L.P.
     Mainland Medical Center
CHCA Palmyra Partner, Inc.
CHCA West Houston, L.P.
     West Houston Medical Center
     Sugar Land Medical Center
CHCA Woman's Hospital, L.P.
     Woman's Hospital of Texas
Clear Lake Merger, LLC
Clear Lake Regional Partner, LLC
Clearwater GP, LLC
ClinicServ, LLC
CMS GP, LLC
Coastal Bend Hospital, Inc.
Coastal Healthcare Services, Inc.
Coliseum Health Group, LLC
Coliseum Medical Center, LLC
     Coliseum Medical Centers
     Coliseum Same Day Surgery Center
Coliseum Psychiatric Center, LLC
     Coliseum Psychiatric Center
Coliseum Surgery Center, L.L.C.
Columbia Behavioral Health, LLC
Columbia Homecare Group, Inc.
Columbia Hospital (Palm Beaches) Limited Partnership
     Columbia Hospital
     Poinciana at Palm Beach
Columbia Hospital Corporation of Fort Worth
Columbia Hospital Corporation of Houston
Columbia Hospital Corporation - Delaware
Columbia Management Companies, Inc.
Columbia Mesquite Health System, L.P.
Columbia Olympia Management, Inc.
Columbia Palm Beach GP, LLC
Columbia Palms West Hospital Limited Partnership
     Palms West Hospital
     Palms West Outpatient Rehabilitation & Aquatic Center
Columbia Rio Grande Healthcare, L.P.
     Rio Grande Regional Hospital

Columbia Valley Healthcare System, L.P.
     Valley Regional Medical Center
Columbia Westbank Healthcare, L.P.
Columbia/HCA Middle East Management Company
Columbia/JFK Medical Center Limited Partnership
     JFK Medical Center
Conroe Partner, LLC
CoralStone Management, Inc.
COSCORP, LLC
CPS TN Processor 1, Inc.
CRMC-M, LLC
Dallas/Ft. Worth Physicians, LLC
Danforth Hospital, Inc.
Delaware Psychiatric Company, Inc.
Delta Division, Inc.
DeSoto Family Practice, LLC
Doctors Hospital of Augusta, Inc.
     Doctors Hospital
Drake Development Company
Drake Development Company II
Drake Development Company III
Drake Development Company IV
Drake Development Company V
Drake Development Company VI
Drake Management Company
EarthStone HomeHealth Company
East Houston Partner, LLC
Edmond Regional Medical Center, LLC
     Edmond Medical Center
Electa Health Network, LLC
EMMC, LLC
EP Health, LLC
EP Holdco, LLC
EPIC Development, Inc.
EPIC Diagnostic Centers, Inc.
     First Care Medical Clinic
EPIC Healthcare Management Company
EPIC Surgery Centers, Inc.
Extendicare Properties, Inc.
Fairview Park GP, LLC
Fairview Partner, LLC
Family Care of E. Jackson County, LLC
FHAL, LLC
Forest Park Surgery Pavilion, Inc.
Forest Park Surgery Pavilion, L.P.
Fort Bend Hospital, Inc.
Galen (Kansas) Merger, LLC
Galen BH, Inc.
Galen Finance, Inc.
Galen GOK, LLC
Galen Holdco, LLC
Galen Hospital Alaska, Inc.
     Alaska Regional Hospital
Galen International Capital, Inc.
Galen KY, LLC
Galen LA, LLC
Galen MCS, LLC
Galen Medical Corporation
Galen MRMC, LLC

Galen NMC, LLC
Galen NSH, LLC
Galen SOM, LLC
Galen SSH, LLC
Galendeco, Inc.
GalTex, LLC
Garden Park Community Hospital Limited Partnership
     Coastal Imaging Center of Gulfport
Gary Berger, DO, LLC
General Healthserv, LLC
Georgia Health Holdings, Inc.
Georgia, L.P.
GHC - Galen Health Care, LLC
GKI Lawrence, LLC
Glendale Surgical, LLC
Good Samaritan Hospital, L.P.
     Good Samaritan Hospital
Good Samaritan Hospital, LLC
GPCH-GP, Inc.
     Garden Park Medical Center
Grand Strand Regional Medical Center, LLC
     Grand Strand Regional Medical Center
     South Strand Senior Health Center
Grandview Health Care Clinic, LLC
H.H.U.K., Inc.
HCA Health Services of Midwest, Inc.
HCA Holdco, LLC
HCA Imaging Services of North Florida, Inc.
HCA Management Services, L.P.
HCA Property GP, LLC
HCA Psychiatric Company
HCA Squared, LLC
HCA Wesley Rehabilitation Hospital, Inc.
Health Services (Delaware), Inc.
Health Services Merger, Inc.
Healthcare Technology Assessment Corporation
Healthco, LLC
Healthnet of Kentucky, LLC
Healthserv Acquisition, LLC
Healthtrust MOB Tennessee, LLC
Healthtrust MOB, LLC
Healthtrust Purchasing Group, L.P.
Healthtrust, Inc.- The Hospital Company
Hearthstone Home Health, Inc.
Heloma Operations, LLC
Hendersonville ODC, LLC
HHNC, LLC
Holden Family Health Care, LLC
Hospital Corp., LLC
Hospital Development Properties, Inc.
     Edmond Regional Medical Building
Hospital of South Valley, LLC
Hospital Partners Merger, LLC
Houston Healthcare Holdings, Inc.
Houston Woman's Hospital Partner, LLC
HSS Holdco, LLC
HSS Systems VA, LLC
     Central Atlantic Supply Chain Services

HSS Systems, LLC
     Continental Supply Chain Services
     East Florida Supply Chain Services
     Far West Las Vegas Consolidated Distribution Center
     Far West Supply Chain Services
     Gulf Coast Supply Chain Services
     HealthONE Denver Patient Account Services
     MidAmerica Supply Chain Operations
     North Florida Supply Chain Services
     North Texas Supply Chain Operations
     Patient Acount Services - Atlanta
     Patient Acount Services - Dallas
     Patient Acount Services - Denver
     Patient Acount Services - Houston
     Patient Acount Services - Las Vegas
     Patient Acount Services - Nashville
     Patient Acount Services - Orange Park
     Patient Acount Services - San Antonio
     Patient Acount Services - Tampa Bay
     Southeast Supply Chain Services
     West Florida Supply Chain Services
HTI Hospital Holdings, Inc.
Indian Path, LLC
Integrated Regional Laboratories
Internal Medicine Associates of Lee's Summit, LLC
Jackson County Medical Group, LLC
JCSH, LLC
JCSHLP, LLC
JV Investor, LLC
Kansas Healthserv, LLC
Katy Medical Center, Inc.
Kendall Regional Medical Center, LLC
Lake City Health Centers, Inc.
Lakeland Medical Center, LLC
     Lakeland Medical Center
Lakeside Radiology, LLC
Lakeview Medical Center, LLC
     Lakeview Regional Medical Center
Laredo Medco, LLC
Lawrence Amdeco, LLC
Lawrence Medical, LLC
Lee's Summit Family Care, LLC
Lewis-Gale Medical Center, LLC
     Lewis-Gale Advantage EAP
     Lewis-Gale Medical Center
     Lewis-Gale Psychiatric Center
Louisiana Hospital Holdings, Inc.
Low Country Health Services, Inc. of the Southeast
Macon Healthcare, LLC
Macon Northside Health Group, LLC
     Coliseum Senior Health Center
     Middle Georgia Family Health Urgent Care Center West
Macon Northside Hospital, LLC
     Macon Northside Hospital
Mainland Partner, LLC
Management Services Holdings, Inc.
Management Services LP, LLC
McKinley & Associates, LLC
Medical Arts Hospital of Texarkana, Inc.

Medical Care America, LLC
Medical Care Financial Services Corp.
Medical Care Real Estate Finance, Inc.
Medical Center of Plano Partner, LLC
Medical Centers of Oklahoma, LLC
Medical City Dallas Partner, LLC
Medical Corporation of America
Medical Specialties, Inc.
Medistone Healthcare Ventures, Inc.
MediVision of Mecklenburg County, Inc.
MediVision of Tampa, Inc.
MediVision, Inc.
Menorah Family Physicians, LLC
Metropolitan Multispecialty Physicians Group, LLC
Mid-Continent Health Services, Inc.
Middle Georgia Hospital, LLC
Midwest Division - ACH, LLC
Midwest Division - BLMC, LLC
Midwest Division - CMC, LLC
Midwest Division - IRHC, LLC
Midwest Division - LRHC, LLC
Midwest Division - LSH, LLC
Midwest Division - MCI, LLC
Midwest Division - MMC, LLC
Midwest Division - OPRMC, LLC
Midwest Division - RMC, LLC
Midwest Division - RPC, LLC
Midwest Division - TLM, LLC
Midwest Holdings, Inc.
Midwest Medicine Associates, LLC
MMPGK, LLC
Mobile Corps., Inc.
MRT&C, Inc.
Nashville Shared Services General Partnership
North Miami Beach Surgery Center Limited Partnership
     North Miami Beach Surgical Center
North Miami Beach Surgical Center, LLC
North Texas Medical Center, Inc.
Northwest Fla. Home Health Agency, Inc.
Notami Hospitals, LLC
Notami Louisiana Holdings, Inc.
Notami, LLC
Notco, LLC
NTGP, Inc.
NTMC Ambulatory Surgery Center, L.P.
     Westpark Surgery Center
NTMC Management Company
NTMC Venture, Inc.
OneSource Med Acquisition Company
Orlando Outpatient Surgical Center, Inc.
Palmyra Park GP, Inc.
Paragon SDS, Inc.
Paragon WSC, Inc.
Parkway Cardiac Center Management Company
Parkway Hospital, Inc.
Pinellas Medical, LLC
Pioneer Medical, LLC

Plantation General Hospital Limited Partnership
     Plantation General Hospital
PMM, Inc.
POH Holdings, LLC
Portsmouth Regional Ambulatory Surgical Center, LLC
     Portsmouth Regional Ambulatory Surgery Center
Preferred Works WC, LLC
Primary Care Acquisition, Inc.
Primary Medical Management, Inc.
     Columbia Management Services Organization
RCH, LLC
Reston Hospital Center, LLC
     Reston Hospital Center
RHA MSO, LLC
Riverside Hospital, Inc.
     Northwest Regional Hospital
Rockhill General Surgery, LLC
Round Rock Hospital, Inc.
Samaritan, LLC
San Jose Healthcare System, L.P.
     Regional Home Health of San Jose
     Regional Medical Center of San Jose
     Regional Medical Center of San Jose Inpatient Pharmacy
     Regional Medical Management of Santa Clara County
     Regional Medical Satellite Radiology
     Regional Medical Senior Health Center
San Jose Hospital, L.P.
     San Jose Medical Center
San Jose Medical Center, LLC
San Jose, LLC
San Pablo ASC, LLC
SJMC, LLC
SMCH, LLC
South Dade GP, LLC
South Valley Hospital, L.P.
Southwestern Medical Center, LLC
     Southwestern Medical Center
Spalding Rehabilitation, L.L.C.
     Spalding Rehabilitation Hospital
Spring Branch GP, LLC
Spring Branch LP, LLC
Springview KY, LLC
SR Medical Center, LLC
State Line Medical Group, LLC
State Line Urgent Care, LLC
Stones River Hospital, LLC
Suburban Medical Center at Hoffman Estates, Inc.
Summit General Partner, Inc.
Summit Medical Assoc., LLC
Sun Bay Medical Office Building, Inc.
Sun-Med, LLC
Suncoast Physician Practice, LLC
Sunrise Hospital and Medical Center, LLC
     Sunrise Hospital and Medical Center
Surgicare of Plano, Inc.
Surgico, LLC
SVH, LLC
Swedish MOB Acquisition, Inc.
Terre Haute Hospital GP, Inc.

Terre Haute Hospital Holdings, Inc.
Terre Haute Regional Hospital, L.P.
     Terre Haute Regional Hospital
The Medical Group of Kansas City, LLC
Town Plaza Family Practice, LLC
Trident Medical Center, LLC
     HealthFinders
     South Carolina Prostate Cancer Center
     Trident Health Improvement Center
     Trident Health System
     Trident Regional Medical Center
Tuckahoe Surgery Center, LP
     Tuckahoe Surgery Center
Utah Medco, LLC
Value Health Management, Inc.
VHSC Plantation, LLC
VHSC Pompano Beach, LLC
Vicksburg Diagnostic Services, L.P.
Washington Holdco, LLC
Wesley Medical Center, LLC
     Wesley Medical Center
West Houston, LLC
Westbury Hospital, Inc.
WHG Medical, LLC
Windsor Health Group Medical Building, LLC
WJHC, LLC
Woman's Hospital Merger, LLC
Women's Hospital Indianapolis GP, Inc.
Women's Hospital Indianapolis, L.P.
     Women's Hospital of Indianapolis
WPC Holdco, LLC
WPPC, LLC
Yates Center Family Health, LLC


                                     FLORIDA

All About Staffing, Inc.
Ambulatory Laser Associates, GP
Ambulatory Surgery Center Group, Ltd.
     Ambulatory Surgery Center
Bay Hospital, Inc.
     Gulf Coast Medical Center
Belleair Surgery Center, Ltd.
     Belleair Surgery Center
Big Cypress Medical Center, Inc.
Blake Imaging, LLC
Bonita Bay Surgery Center, Inc.
Bonita Bay Surgery Center, Ltd.
     Surgery Center Bonita Bay
Brandon Imaging, LLC
Brandon Surgi-Center Joint Venture
     Brandon Surgery Center
Broward Healthcare System, Inc.
Broward Neurosurgeons, LLC
Broward Physician Practices, Ltd.
Cape Coral Surgery Center, Inc.
Cape Coral Surgery Center, Ltd.
CCH-GP, Inc.

Cedarcare, Inc.
Cedars BTW Program, Inc.
Cedars Healthcare Group, Ltd.
     Cedars Medical Center
Central Florida Cardiology Interpretations, LLC
Central Florida Division Practice, Inc.
Central Florida Regional Hospital, Inc.
     Central Florida CORF - Deltona
     Central Florida Rehabilitation - Deltona
     Central Florida Regional Hospital
     Women's Wellness Center
Clearwater Community Hospital Limited Partnership
Coastal Cardiac Diagnostics, Ltd.
Collier County Home Health Agency, Inc.
Columbia Behavioral Health, Ltd.
Columbia Behavioral Healthcare of South Florida, Inc.
Columbia Cancer Research Network of Florida, Inc.
Columbia Central Florida Division, Inc.
Columbia Development of Florida, Inc.
Columbia Eye & Specialty Surgery Center, Ltd.
     Tampa Eye & Specialty Surgery Center
Columbia Florida Group, Inc.
Columbia Homecare - Central Florida, Inc.
Columbia Homecare - North Florida Division, Inc.
Columbia Hospital Corporation of Central Miami
Columbia Hospital Corporation of Kendall
Columbia Hospital Corporation of Miami
Columbia Hospital Corporation of Miami Beach
Columbia Hospital Corporation of North Miami Beach
Columbia Hospital Corporation of South Broward
     Westside Regional Medical Center
Columbia Hospital Corporation of South Dade
Columbia Hospital Corporation of South Florida
Columbia Hospital Corporation of South Miami
Columbia Hospital Corporation of Tamarac
Columbia Hospital Corporation - SMM
Columbia Jacksonville Healthcare System, Inc.
Columbia Lake Worth Surgical Center Limited Partnership
Columbia Midtown Joint Venture
Columbia North Central Florida Health System Limited Partnership
Columbia North Florida Regional Medical Center Limited Partnership Columbia Ocala Regional Medical Center Physician Group, Inc.
     CORMC Physician Group
Columbia Palm Beach Healthcare System Limited Partnership
Columbia Park Healthcare System, Inc.
Columbia Park Medical Center, Inc.
Columbia Physician Services - Florida Group, Inc.
     HCA Physician Services
Columbia Resource Network, Inc.
Columbia South Florida Division, Inc.
Columbia Tampa Bay Division, Inc.
Columbia-Osceola Imaging Center, Inc.
Community Orthopedics and Hand Surgery, LLC
Coral Springs Surgi-Center, Ltd.
     Surgery Center at Coral Springs
Countryside Surgery Center, Ltd.
     Countryside Surgery Center
Dade Physician Practices, Ltd.
Daytona Medical Center, Inc.

Diagnostic Breast Center, Inc.
     Diagnostic Breast Center
Doctors Imaging, LLC
Doctors Osteopathic Medical Center, Inc.
     Gulf Coast Hospital
Doctors Same Day Surgery Center, Inc.
Doctors Same Day Surgery Center, Ltd.
     Doctors Same Day Surgery Center
Doctors' Special Surgery Center of Jacksonville, Ltd.
East Florida Division, Inc.
East Pointe Hospital, Inc.
Edward White Hospital, Inc.
     Edward White Hospital
Englewood Community Hospital, Inc.
     Englewood Community Hospital
Eyecare Providers of Florida, Inc.
Fawcett Memorial Hospital, Inc.
     Fawcett Memorial Hospital
     Fawcett Memorial Hospital Sports & Rehab Services
     Spine & Arthritis Center at Fawcett Memorial Hospital
     The Memory Center
Florida Home Health Services - Private Care, Inc.
Florida Outpatient Surgery Center, Ltd.
     Florida Surgery Center
Florida Primary Physicians, Inc.
     Florida Primary Physicians
Fort Pierce Immediate Care Center, Inc.
     Fort Pierce Walk-In Medical Clinic
Fort Pierce Surgery Center, Ltd.
Fort Walton Beach Medical Center, Inc.
     Fort Walton Beach Medical Center
Galen Diagnostic Multicenter, Ltd.
Galen Hospital - Pembroke Pines, Inc.
Galen of Florida, Inc.
     St. Petersburg General Hospital
Galencare, Inc.
     Brandon Regional Hospital
     Brandon Regional Hospital Convenient Care
     Community Cancer Center of Brandon Regional Hospital
     Diagnostic & Rehab Center of Brandon Regional Hospital
     Northside Hospital
     Tampa Bay Vascular Institute
     West Central Florida - Shared Services
Greater Ft. Myers Physician Practices, Ltd.
Gulf Coast Health Technologies, Inc.
Gulf Coast Physicians, Inc.
Hamilton Memorial Hospital, Inc.
HCA Family Care Center, Inc.
HCA Health Services of Florida, Inc.
     Blake Medical Center
     Regional Medical Center Bayonet Point
     Treasure Coast Physician Services
     Oak Hill Hospital
     Saint Lucie Medical Center
HD&S Corp. Successor, Inc.
Hernando County Physician Organization, L.C.
Homecare North, Inc.
Hospital Corporation of Lake Worth
Imaging and Surgery Center of Florida, Inc.
Imaging Corp. of the Palm Beaches, Inc.

Jacksonville Physician Practices, Ltd.
Jacksonville Surgery Center, Ltd.
     Jacksonville Surgery Center
JFK Real Properties, Ltd.
Kendall Healthcare Group, Ltd.
     First Health Center
     Kendall Regional Medical Center
     Kendall Outpatient Rehabilitation Facility
     The Atrium at Kendall Regional Medical Center
Kendall Therapy Center, Ltd.
     Kendall Therapy Center
Kissimmee Surgicare, Ltd.
     Kissimmee Surgery Center
Lakewood Park Walk-In Clinic, LLC
Largo Medical Center, Inc.
     Largo Medical Center
Lawnwood Medical Center, Inc.
     Lawnwood Regional Medical Center & Heart Institute
     Treasure Coast Heart Center
Lehigh Physician Practice, Ltd.
M & M of Ocala, Inc.
Manatee Surgicare, Ltd.
     Gulf Coast Surgery Center
Marion Community Hospital, Inc.
     Ocala Regional Medical Center
Medical Center of Port St. Lucie, Inc.
Medical Center of Santa Rosa, Inc.
Medical Imaging Center of Ocala
Memorial Diagnostic Services, Inc.
Memorial Healthcare Group, Inc.
     Memorial Hospital Jacksonville
     Specialty Hospital Jacksonville
Memorial Surgicare, Ltd.
     Plaza Surgery Center
MHS Partnership Holdings JSC, Inc.
MHS Partnership Holdings SDS, Inc.
Miami Beach Healthcare Group, Ltd.
     Aventura Breast Diagnostic Center
     Aventura Cardiovascular Center
     Aventura Hospital and Medical Center
     Aventura Wound Healing Center
Naples Physician Practices, Ltd.
Network MS of Florida, Inc.
New Port Richey Hospital, Inc.
     Community Hospital
New Port Richey Surgery Center, Ltd.
     New Port Richey Surgery Center
North Central Florida Health System, Inc.
North Central Florida Physician Practices, Ltd.
     Pediatric Associates of Gainesville
North Florida Division I, Inc.
North Florida Division Practice, Inc.
North Florida GI Center GP, Inc.
North Florida GI Center, Ltd.
     North Florida Endoscopy Center
North Florida Immediate Care Center, Inc.
North Florida Infusion Corporation
North Florida Outpatient Imaging Center, Ltd.
North Florida Physician Services, Inc.
North Florida Practice Management, Inc.

North Florida Regional Imaging Center, Ltd.
North Florida Regional Investments, Inc.
North Florida Regional Medical Center, Inc.
     North Florida Regional Medical Center
North Florida Regional Medical Center - Gainesville PHO, L.C.
North Palm Beach County Surgery Center, Ltd.
     North County Surgicenter
North Tampa Physician Practices, Ltd.
Northside MRI, Inc.
Northwest Florida Healthcare Systems, Inc.
Northwest Medical Center, Inc.
     Bayview Senior Health Center
     Behavioral Health Systems of North Broward
     Northwest Medical Center
Notami Hospitals of Florida, Inc.
     Cypress Center for Behavioral Health
     Lake City Medical Center
Oak Hill Acquisition, Inc.
Oak Hill Physician Hospital Association, L.C.
Ocala Regional Outpatient Services, Inc.
Okaloosa Hospital, Inc.
     Twin Cities Hospital
Okeechobee Hospital, Inc.
     Raulerson Hospital
OneSource Health Network of South Florida, Inc.
Orange Park Medical Center, Inc.
     Orange Park Medical Center
Orlando Physician Practices, Ltd.
Orlando Surgicare, Ltd.
     Same Day Surgicenter of Orlando
Osceola Regional Hospital, Inc.
     Osceola Regional Medical Center
     The Heart Institute of Osceola Regional Medical Center
Outpatient Surgical Services, Ltd.
     Outpatient Surgical Services
Palm Beach Healthcare System, Inc.
Palm Beach Physician Practices, Ltd.
Palms West Pediatric Neurosurgery, Inc.
     Palms West Pediatric Neurosurgery
Panhandle Physician Practices, Ltd.
Paragon PHO of North Florida, Inc.
Park South Imaging Center, Ltd.
Park South Imaging Center, Ltd. II
PCMC Physician Group, Inc.
Pensacola Primary Care, Inc.
      West Florida Primary Care
Pinellas Surgery Center, Ltd.
     Center for Special Surgery
Plantation Ortho, LLC
     Plantation Orthopedics
Port St. Lucie Surgery Center, Ltd.
     St. Lucie Surgery Center
Premier Medical Management, Ltd.
Primary Care Medical Associates, Inc.
Putnam Community Hospital PHO, LLC
Putnam Hospital, Inc.
San Pablo Surgery Center, Ltd.

Sarasota Doctors Hospital, Inc.
     Advanced Womens Care
     Doctors Hospital of Sarasota
     Paragon Associates in Internal Medicine
     Sarasota Rehabilitation Center
     Sarasota Vascular Lab
     The Center for Breast Care
South Bay Imaging, LLC
South Bay Physician Clinics, Inc.
South Broward Medical Practice Partners, Ltd.
South Broward Practices, Inc.
South Dade Healthcare Group, Ltd.
South Florida Division Practice, Inc.
South Tampa Physician Practices, Ltd.
Southwest Florida Division Practice, Inc.
     Physician Services at Belmont Woods
Southwest Florida Health System, Inc.
     Consult-A-Nurse
     Healthcare Referral
Southwest Florida Regional Medical Center, Inc.
     Mature Adult Counseling Center
     Southwest Florida Regional Medical Center
     The Memory Center
Space Coast Surgical Center, Ltd.
     Merritt Island Surgery Center
St. Pete Imaging, LLC
Sun City Hospital, Inc.
     South Bay Hospital
     South Bay Rehab Center
     South Bay Transitional Care Unit
     Memory Loss Clinic
Surgical Park Center, Ltd.
     Radial Keratomy Institute of Surgical Park
     Surgical Park Center
     Surgiscopic Center at Surgical Park
Surgicare America - Winter Park, Inc.
Surgicare of Altamonte Springs, Inc.
Surgicare of Brandon, Inc.
Surgicare of Central Florida, Inc.
Surgicare of Central Florida, Ltd.
     Central Florida Surgicenter
Surgicare of Countryside, Inc.
Surgicare of Florida, Inc.
Surgicare of Ft. Pierce, Inc.
Surgicare of Kissimmee, Inc.
Surgicare of Manatee, Inc.
Surgicare of Merritt Island, Inc.
Surgicare of New Port Richey, Inc.
Surgicare of Orange Park, Inc.
Surgicare of Orange Park, Ltd.
     Orange Park Surgery Center
Surgicare of Orlando, Inc.
Surgicare of Pinellas, Inc.
Surgicare of Plantation, Inc.
Surgicare of Port St. Lucie, Inc.
Surgicare of St. Andrews, Inc.
Surgicare of St. Andrews, Ltd.
     Surgery Center at St. Andrews
Surgicare of Stuart, Inc.
Surgicare of Tallahassee, Inc.

Surgicare of West Palm Beach, Ltd.
Tallahassee Community Network, Inc.
Tallahassee Medical Center, Inc.
     Tallahassee Community Hospital
Tallahassee Orthopaedic Surgery Partners, Ltd.
     Tallahassee Outpatient Surgery Center
Tallahassee Physician Practices, Ltd.
Tampa Bay Division Practice, Inc.
Tampa Bay Health System, Inc.
Tampa Surgi-Centre, Inc.
TCH Physician Group, Inc.
Thoracic & Cardiovascular Surgeons, LLC
Travel Medicine and Infections, Inc.
Treasure Coast Physician Practices, Ltd.
University Hospital, Ltd.
     A Center for Women
     University Hospital & Medical Center
Volusia Healthcare Network, Inc.
West Florida Behavioral Health, Inc.
West Florida Division, Inc.
West Florida Imaging, LLC
West Florida Regional Medical Center, Inc.
     West Florida Regional Medical Center
West Palm Beach Eye Surgery, Ltd.
Westside Surgery Center, Ltd.
     Parkside Surgery Center
Winter Park Healthcare Group, Ltd.


                                     GEORGIA

AOSC Sports Medicine, Inc.
Atlanta Home Care, L.P.
Atlanta Outpatient Surgery Center, Inc.
Atlanta Orthopaedic Surgical Center, Inc.
Atlanta Surgery Center, Ltd.
     Atlanta Outpatient Peachtree Dunwoody Center
     Pediatric Outpatient Surgery Center of Atlanta
Augusta Physician Practice Company
     Augusta Primary Care
Buckhead Surgical Services, L.P.
Byron Family Practice, LLC
Cartersville Physician Practice Network, Inc.
Central Health Services, Inc.
Chatsworth Hospital Corporation
CHHC of Chattanooga, Inc.
Church Street Doctors Buildings, Ltd.
Church Street Partners, G.P.
Coliseum Health Group, Inc.
Coliseum Park Hospital, Inc.
Coliseum Primary Healthcare - Macon, LLC
Coliseum Primary Healthcare - Riverside, LLC
Coliseum Same Day Surgery Center, L.P.
Coliseum-Houston GP, LLC
Columbia Coliseum Same Day Surgery Center, Inc.
Columbia Physicians Services, Inc.

Columbia Polk General Hospital, Inc.
     Polk Medical Center
     Emergency Physicians of Polk Hospital
Columbia Redmond Occupational Health, Inc.
Columbia Surgicare of Augusta, Ltd.
Columbia-Georgia PT, Inc.
Columbus Cardiology, Inc.
Columbus Doctors Hospital, Inc.
     Doctors Hospital
Community Home Nursing Care, Inc.
Dekalb Home Health Services, Inc.
Diagnostic Services, G.P.
Doctors-I, Inc.
Doctors-II, Inc.
Doctors-III, Inc.
Doctors-IV, Inc.
Doctors-IX, Inc.
Doctors-V, Inc.
Doctors-VI, Inc.
Doctors-VII, Inc.
Doctors-VIII, Inc.
Doctors-X, Inc.
Dublin Community Hospital, LLC
Dunwoody Physician Practice Network, Inc.
EHCA Cartersville, LLC
     Emory Cartersville Medical Center
EHCA Cartersville Occupational Medicine Center, LLC
     The Occupational Medicine Center at Emory Cartersville Medical Center EHCA Dunwoody, LLC
     Emory Dunwoody Medical Center
EHCA Eastside, LLC
     Emory Eastside Medical Center
EHCA Eastside Occupational Medicine Center, LLC
     The Occupational Medicine Center at Emory Eastside Medical Center EHCA Metropolitan, LLC
     Buckhead Ambulatory Surgery Center
EHCA Northlake, LLC
     Emory Northlake Regional Medical Center
EHCA Parkway, LLC
EHCA Peachtree, LLC
EHCA Peachtree Occupational Medicine Center, LLC
     The Occupational Medicine Center at Emory Peachtree Regional Hospital EHCA West Paces, LLC
EHCA, LLC
Fairview Park, Limited Partnership
     Fairview Park Hospital
Fairview Physician Practice Company
Gainesville Cardiology, Inc.
Georgia Psychiatric Company, Inc.
Grace Family Practice, LLC
Greater Gwinnett Physician Corporation
Grovetown Family Practice, LLC
Gwinnett Community Hospital, Inc.
HCA Health Services of Georgia, Inc.
     Hughston Sports Medicine Hospital
HCOL, Inc.
Health Care Management Corporation
LPOM, LLC
LPPN, Inc.

LPS, Inc.
Marietta Outpatient Medical Building, Inc.
Marietta Outpatient Surgery, Ltd.
     Marietta Surgical Center
Marietta Surgical Center, Inc.
Med Corp., Inc.
MedFirst, Inc.
Medical Center-West, Inc.
MGIM, LLC
MOSC Sports Medicine, Inc.
     SportsSouth Sports Medicine & Rehabilitation
Newnan Hospitals, L.L.C.
North Cobb Physical Therapy, Inc.
Northlake Physician Practice Network, Inc.
Northlake Surgical Center, L.P.
     Northlake Surgical Center
Northlake Surgicare, Inc.
Orthopaedic Specialty Associates, L.P.
Orthopaedic Sports Specialty Associates, Inc.
Palmyra Park Hospital, Inc.
     Palmyra Medical Centers
Palmyra Park, Limited Partnership
Palmyra Professional Fees, LLC
Parkway Physician Practice Company
     General Family Practice
     Parkway Primary Care Physicians
     White Oak Family Practice
Parkway Surgery Center, L.P.
Peachtree Corners Surgery Center, Ltd.
Peachtree Physician Practice Network, Inc.
Polk Physician Practice Network, Inc.
Redmond ER Services, Inc.
Redmond P.D.N., Inc.
Redmond Park Health Services, Inc.
Redmond Park Hospital, Inc.
     Redmond Regional Medical Center
     Emergency Physicians of CRRMS
     The Surgery Center of Rome
Redmond Physician Practice Company
     Redmond Family Care Center at Cedartown
     Redmond Family Care Center at East Rome
     Redmond Family Care Center at Rockmart
     Redmond Family Care Center at Shannon
     Redmond Family Care Center at Trion
     Redmond Family Care Center at West Rome
Redmond Physician Practice Company II
     Redmond Family Care Center at Armuchee
Redmond Physician Practice Company III
     Redmond NW Georgia Internal Medicine
Redmond Physician Practice Company IV
     Randolph P. Sumner, M.D. Family Practice
Redmond Physician Practice Company V
     Redmond Family Care Center at Lindale
Redmond Physician Practice Company VI
Redmond Physician Practice VII, LLC
Redmond Physician Practice VIII, LLC
Redmond Physician Practice IX, LLC
Redmond Physician Practice X, LLC
Redmond Physician Practice XI, LLC

Rockbridge Primary Care, LLC
Rome Imaging Center Limited Partnership
SCNG, LLC
Southeast Division, Inc.
Surgery Center of Rome, Inc.
Surgicare of Augusta, Inc.
     Augusta Surgical Center
Surgicare of Buckhead, LLC
The Guild of Augusta Regional Medical Center, Inc.
The Rankin, a Georgia general partnership
Urology Center of North Georgia, LLC
West Paces Ferry Hospital, Inc.
West Paces Services, Inc.


                                      IDAHO

Eastern Idaho Health Services, Inc.
     Eastern Idaho Regional Medical Center
West Valley Medical Center, Inc.
     West Valley Medical Center
     West Valley Therapy Connection


                                    ILLINOIS

Chicago Grant Hospital, Inc.
Columbia Chicago Division, Inc.
Columbia Chicago Homecare, Inc.
Columbia Chicago Northside Hospital, Inc.
Columbia LaGrange Hospital, Inc.
Columbia Surgicare - North Michigan Ave., L.P.
Galen Hospital Illinois, Inc.
Galen of Illinois, Inc.
Illinois Psychiatric Hospital Company, Inc.
Smith Laboratories, Inc.


                                     INDIANA

All About Staffing, Inc.
BAMI-COL, INC.
Basic American Medical, Inc.
Columbia PhysicianCare Outpatient Surgery Center, Ltd.
Jeffersonville MediVision, Inc.
Physician Practices of Terre Haute, Inc.
Surgicare of Indianapolis, Inc.
Terre Haute Regional Physician Hospital Organization, Inc.
Women's Management Services, Inc.
     Women's Care OB/GYN

                                     KANSAS

Columbia Mid-West Division, Inc.
Galichia Laboratories, Inc.
OB-GYN Diagnostics, Inc.
Surgicare of Wichita, Inc.
Surgicare of Wichita, Ltd.
     Surgicare of Wichita

                                    KENTUCKY

CHCK, Inc.
Columbia Behavioral Health Network, Inc.
Columbia Kentucky Division, Inc.
Columbia Medical Group - Frankfort, Inc.
Columbia Medical Group - Greenview, Inc.
Frankfort Hospital, Inc.
     Bluegrass Regional Primary Care Centre
     Frankfort Regional Medical Center
     Turning Point Psychiatric and Chemical Dependency Center
Galen International Holdings, Inc.
Galen of Kentucky, Inc.
GALENCO, Inc.
Greenview Hospital, Inc.
     Greenview Regional Hospital
Physicians Medical Management, L.L.C.
South Central Kentucky Corp.
Spring View Health Alliance, Inc.
Springview Hospital, Inc.
Subco of Kentucky, Inc.
Tri-County Community Hospital, Inc.


                                    LOUISIANA

Acadiana Care Center, Inc.
Acadiana Practice Management, Inc.
Acadiana Regional Pharmacy, Inc.
BRASS East Surgery Center Partnership in Commendam
Columbia Healthcare System of Louisiana, Inc.
     Louisiana Heart and Lung Institute
Columbia Lakeview Surgery Center, L.P.
Columbia West Bank Hospital, Inc.
Columbia/HCA Healthcare Corporation of Central Louisiana, Inc.
Columbia/HCA of Baton Rouge, Inc.
     Capital Area Provider Alliance
Columbia/HCA of New Orleans, Inc.
     Columbia Regional Healthcare Network
Columbia/Lakeview, Inc.
Dauterive Hospital Corporation
     Dauterive Hospital
Dauterive Professionals Management, L.L.C.
Doctors Hospital of Opelousas Limited Partnership
Hamilton Medical Center, Inc.
     Medical Center of Southwest Louisiana
HCA Health Services of Louisiana, Inc.
     North Monroe Medical Center
HCA Highland Hospital, Inc.
Lafayette Surgery Center Limited Partnership
Lafayette Surgicare, Inc.
Lake Charles Surgery Center, Inc.
Lakeview Radiation Oncology, L.L.C.
Louisiana Psychiatric Company, Inc.
Medical Center of Baton Rouge, Inc.
     Lakeside Hospital
Medical Center of Southwest Louisiana Professionals Management, L.L.C. North Monroe Professionals Management, L.L.C.
Notami (Opelousas), Inc.
Notami Hospitals of Louisiana, Inc.

Rapides Healthcare System, L.L.C.
     Avoyelles Hospital
     Oakdale Community Hospital
     Rapides Regional Medical Center
     Rapides Women's and Children's
     Savoy Medical Center
     Winn Parish Medical Center
Rapides Professional Management, LLC
Surgicare Merger Company of Louisiana
Surgicare of Lakeview, Inc.
Surgicare Outpatient Center of Baton Rouge, Inc.
Surgicenter of East Jefferson, Inc.
Tulane Professionals Management, L.L.C.
University Healthcare System, L.C.
     DePaul/Tulane Behavioral Health Center of Tulane University
     Tulane University Hospital and Clinic
WGH, Inc.
Women's and Children's Hospital, Inc.
     Women's and Children's Hospital
Women's and Children's Professionals Management, L.L.C.


                                  MASSACHUSETTS

Columbia Hospital Corporation of Massachusetts, Inc.
Orlando Outpatient Surgical Center, Ltd.


                                   MISSISSIPPI

Brookwood Medical Center of Gulfport, Inc.
Coastal Imaging Center of Gulfport, Inc.
Coastal Imaging Center, L.P.
Galen of Mississippi, Inc.
Garden Park Investments, L.P.
Garden Park Physician Services Corporation
Garden Park Professionals Management, LLC
GOSC, LP
     Gulfport Outpatient Surgical Center
GOSC-GP, Inc.
Gulf Coast Medical Ventures, Inc.
HTI Health Services, Inc.
Vicksburg Diagnostic Services, L.P.
VIP, Inc.


                                    MISSOURI

Columbia/HCA Kansas City Medical Management, Inc.
Galen Sale Corporation
HEI Missouri, Inc.
HM Acquisition, LLC
Metropolitan Providers Alliance, Inc.
Missouri Healthcare System, L.P.
Notami Hospitals of Missouri, Inc.
Ozarks Medical Services, Inc.
Surgicare of Antioch Hills, Inc.

                                     NEVADA

CHC Venture Co.
CIS Holdings, Inc.
Columbia Hospital Corporation of West Houston
Columbia Southwest Division, Inc.
Columbia-SDH Holdings, Inc.
Consolidated Las Vegas Medical Centers, a Nevada Limited Partnership Desert Physical Therapy, Inc.
Green Valley Surgery Center, L.P.
Health Service Partners, Inc.
Las Vegas Mammography Services, GP
Las Vegas Physical Therapy, Inc.
Las Vegas Surgical Center, Ltd.
Las Vegas Surgicare, Inc.
Las Vegas Surgicare, Ltd., a Nevada Limited Partnership
     Las Vegas Surgery Center
National Care Services Corp. of Nevada
Nevada Psychiatric Company, Inc.
Rhodes Limited-Liability Company
Sahara Outpatient Surgery Center, Ltd., a Nevada Limited Partnership
     Sahara Surgery Center
Southern Hills Medical Center, LLC
Sunrise Clinical Research Institute, Inc.
Sunrise Flamingo Surgery Center, Limited Partnership
     Flamingo Surgery Center
Sunrise Mountainview Hospital, Inc.
     MountainView Hospital
Sunrise Outpatient Services, Inc.
Surgicare of Henderson, Inc.
Surgicare of Las Vegas, Inc.
Value Health Holdings, Inc.
VH Holdco, Inc.
VH Holdings, Inc.
Western Plains Capital, Inc.


                                  NEW HAMPSHIRE

Appledore Medical Group, Inc.
     Beacon Internal Medicine
Appledore Medical Group II, Inc.
Coastline Cancer Center, LLC
Fieldstone Health Network, Inc.
HCA Health Services of New Hampshire, Inc.
     Londonderry Physical Therapy Center
     Main Street Medical Park
     Parkland Center for Wound Management
     Parkland Medical Center
     Portsmouth Pavilion
     Portsmouth Regional Hospital
     Salem Surgery Center
     The Family Birthing Center at Parkland
Med-Point of New Hampshire, Inc.
Parkland Oncology, LLC
Parkland Physician Services, Inc.
Seacoast Oncology, LLC

                                             NEW MEXICO

New Mexico Psychiatric Company, Inc.


                                           NORTH CAROLINA

Brunswick Surgical Associates I, LLC
CareOne Home Health Services, Inc.
Columbia Cape Fear Healthcare System, Limited Partnership
Columbia North Carolina Division, Inc.
Columbia-CFMH, Inc.
Cumberland Medical Center, Inc.
HCA - Raleigh Community Hospital, Inc.
Heritage Hospital, Inc.
Hospital Corporation of North Carolina
     Brunswick Community Hospital
HTI Health Services of North Carolina, Inc.
Mecklenburg Surgical Land Development, Ltd.
North Carolina Physician Network, Inc.
Raleigh Community Medical Office Building Ltd.
Southeastern Eye Center, Inc.
Summerlin Family Practice, LLC
Wake Psychiatric Hospital, Inc.


                                      OHIO

AHN Holdings, Inc.
Columbia Beachwood Surgery Center, Ltd.
Columbia Dayton Surgery Center, Ltd.
Columbia Ohio Division, Inc.
Columbia/HCA Healthcare Corporation of Northern Ohio
E.N.T. Services, Inc.
Lorain County Surgery Center, Ltd.
Surgicare of Lorain County, Inc.
Surgicare of North Cincinnati, Inc.
Surgicare of Westlake, Inc.
Westlake Surgicare, L.P.


                                    OKLAHOMA

Bethany PHO, Inc.
Columbia Doctors Hospital of Tulsa, Inc.
Columbia Oklahoma Division, Inc.
Columbia/Edge Mobile Medical, L.L.C.
Edmond Physician Hospital Organization, Inc.
Green Country Anesthesiology Group, Inc.
HCA Health Services of Oklahoma, Inc.
     Presbyterian Center for Healthy Living
     University Health Partners
     University of Oklahoma Medical Center
     OU Medical Center
Health Partners of Oklahoma, Inc.
Healthcare Oklahoma, Inc.
Integrated Management Services of Oklahoma, Inc.
Lake Region Health Alliance Corporation
Medi Flight of Oklahoma, LLC
Medical Imaging, Inc.

Millennium Healthcare of Oklahoma, Inc.
Oklahoma Outpatient Surgery Limited Partnership
     Oklahoma Surgicare
Oklahoma Surgicare, Inc.
Plains Healthcare System, Inc.
Presbyterian Office Building, Ltd.
Southwestern Emergency Department Physician Services, LLC
Southwestern Physician Services, LLC
Surgicare of Northwest Oklahoma, Limited Partnership
Surgicare of Oklahoma City-Midtown, L.P.
     Surgicare Midtown
Surgicare of Tulsa, Inc.
SWMC, Inc.
Wagoner Medical Group, Inc.


                                  PENNSYLVANIA

Basic American Medical Equipment Company, Inc.
Surgicare of Philadelphia, Inc.


                                  RHODE ISLAND

Atwood Surgicare, Inc.
Columbia Rhode Island Healthcare, Inc.
Warwick Surgicare, Inc.


                                 SOUTH CAROLINA

C/HCA Development, Inc.
Carolina Regional Surgery Center, Inc.
Carolina Regional Surgery Center, Ltd.
     Carolina Regional Surgery Center
Chesterfield General Hospital, Inc.
Coastal Carolina Home Care, Inc.
Colleton Ambulatory Care, LLC
Colleton Diagnostic Center, LLC
Colleton Medical Anesthesia, LLC
Colleton Medical Hospitalists, LLC
Columbia Carolinas Division, Inc.
Columbia-CSA/HS Greater Columbia Area Healthcare System, LP
Columbia/HCA Healthcare Corporation of South Carolina
Community Medical Centers, LLC
DMH Spartanburg, Inc.
Doctor's Memorial Hospital of Spartanburg, L.P.
Edisto Multispecialty Associates, Inc.
Trident Eye Surgery Center, L.P.
Trident Medical Services, Inc.
     Lakeshore Family Medicine
Walterboro Community Hospital, Inc.
     Colleton Medical Center
     Colleton Regional Non-Emergent Clinic
     FitCare at Colleton Medical Center

                                   SWITZERLAND

CDRC Centre de Diagnostic Radiologique de Carouge SA
Clinique de Carouge CMCC SA
     Clinique de Carouge
Glemm SA
La Tour Healthcare Holding SARL
La Tour S.A.
     Hopital la Tour
Permanence de la Clinique de Carouge SA
Permanence La Tour S.A.
Physiotherapie S. Pidancet Sport Multitherapies La Tour SA


                                    TENNESSEE

America's Group, Inc.
Appalachian OB/GYN Associates, Inc.
Arthritis Specialists of Nashville, Inc.
Athens Community Hospital, Inc.
Atrium Memorial Surgery Center Joint Venture
     Atrium Memorial Surgery Center
Atrium Memorial Surgical Center, Ltd.
Availis Health Products, Inc.
Centennial Surgery Center, L.P.
     Centennial Surgery Center
Central Tennessee Hospital Corporation
     Horizon Medical Center
Chattanooga Healthcare Network Partner, Inc.
Chattanooga Healthcare Network, L.P.
Columbia Eastern Group, Inc.
Columbia Health Management, Inc.
Columbia Healthcare Network of Tri-Cities, Inc.
Columbia Healthcare Network of West Tennessee, Inc.
Columbia Integrated Health Systems, Inc.
Columbia Medical Group - Athens, Inc.
Columbia Medical Group - Centennial, Inc.
     Centennial Ashland City
Columbia Medical Group - Daystar, Inc.
Columbia Medical Group - Dickson, Inc.
Columbia Medical Group - Eastridge, Inc.
Columbia Medical Group - Franklin Medical Clinic, Inc.
Columbia Medical Group - Hendersonville, Inc.
Columbia Medical Group - Nashville Memorial, Inc.
Columbia Medical Group - Parkridge, Inc.
     Anuj Chandra, M.D.
     East Ridge Hospitalists
     Signal Mountain Medical Center
Columbia Medical Group - River Park, Inc.
     Medical Group of McMinnville
     River Park Clinic
Columbia Medical Group - South Pittsburg, Inc.
     Grandview Psychiatry
Columbia Medical Group - Southern Hills, Inc.
Columbia Medical Group - Southern Medical Group, Inc.
Columbia Medical Group - Summit, Inc.
Columbia Medical Group - The Frist Clinic, Inc.
     The Frist Clinic
Columbia Mid-Atlantic Division, Inc.
Columbia Nashville Division, Inc.

Columbia Northeast Division, Inc.
Columbia Volunteer Division, Inc.
Cool Springs Surgery Center, LLC
Cumberland Division, Inc.
Eastern Idaho Regional, LLC
Eastern Tennessee Medical Services, Inc.
Florida Primary Physicians, L.P.
HCA - Information Technology & Services, Inc.
HCA Development Company, Inc.
HCA Health Services of Tennessee, Inc.
     Centennial Medical Center
     Centennial Medical Center at Ashland City
     Centennial Medical Center/Parthenon Pavilion
     Sarah Cannon Cancer Center
     Southern Hills Medical Center
     Southern Hills Medical Center at Smyrna
     StoneCrest Medical Center
     Summit Medical Center
     Women's Hospital at Centennial Medical Center
HCA Home and Clinical Services, Inc.
HCA Medical Services, Inc.
HCA Physician Services, Inc.
HCA Psychiatric Company
HCA Realty, Inc.
Healthcare Management Research and Development, Inc.
Healthtrust, Inc. - The Hospital Company
Hendersonville Hospital Corporation
     Hendersonville Medical Center
Hendersonville Hospitalist Services, Inc.
Hometrust Management Services, Inc.
Hospital Corporation of Tennessee
Hospital Realty Corporation
HTI Memorial Hospital Corporation
     Skyline Medical Center
HTI Tri-Cities Rehabilitation, Inc.
Indian Path Hospital, Inc.
Judy's Foods, Inc.
Medical Group - Stonecrest, Inc.
Medical Plaza Ambulatory Surgery Center Associates, L.P.
     Plaza Day Surgery
Medical Resource Group, Inc.
Mid-State Physicians, LLC
MidAmerica Division, Inc.
Middle Tennessee Medical Services Corporation
Nashville Psychiatric Company, Inc.
Network Management Services, Inc.
North Florida Regional Freestanding Surgery Center, L.P.
     North Florida Surgical Pavilion
OneSourceMed, Inc.
Parkridge Hospitalists, Inc.
Parkridge Medical Center, Inc.
     East Ridge Hospital
     Parkridge Medical Center
     Valley Hospital
Parkridge Professionals, Inc.
Parkside Surgery Center, Inc.
Plano Ambulatory Surgery Associates, L.P.
     Surgery Center of Plano
Quantum Innovations, Inc.

Rio Grande Surgery Center Associates, L.P.
     Rio Grande Surgery Center
River Park Hospital, Inc.
     River Park Hospital
Rivergate Surgery Center, Limited Partnership
Southern Hills Surgicare, Inc.
SP Acquisition Corp.
     Grandview Medical Center
St. Mark's Ambulatory Surgery Associates, L.P.
     St. Mark's Outpatient Surgery Center
Sullins Surgical Center, Inc.
Summit Surgery Center, L.P.
Surgicare of Madison, Inc.
Surgicare Outpatient Center of Jackson, Inc.
Sycamore Shoals Hospital, Inc.
Tennessee Healthcare Management, Inc.
     Company Care
     HCA Physician Services - THMI
Trident Ambulatory Surgery Center, L.P.
Troop and Jacobs, Inc.


                                      TEXAS

All About Staffing of Texas, Inc.
Ambulatory Endoscopy Clinic of Dallas, Ltd.
     Ambulatory Endoscopy Clinic of Dallas
Arlington Diagnostic South, Inc.
Austin Medical Center, Inc.
Bailey Square Ambulatory Surgical Center, Ltd.
     Bailey Square Surgery Center
Bailey Square Outpatient Surgical Center, Inc.
Barrow Medical Center CT Services, Ltd.
Bay Area Healthcare Group, Ltd.
     Breast Center of South Texas
     Corpus Christi Medical Center
Bay Area Surgical Center Investors, Ltd.
Bay Area Surgicare Center, Inc.
Bayshore Surgery Center,  Ltd.
     Bayshore Surgery Center
Beaumont Healthcare System, Inc.
Bedford-Northeast Community Hospital, Inc.
Bellaire Imaging, Inc.
Brownsville-Valley Regional Medical Center, Inc.
Central San Antonio Surgery Center, Ltd.
     Methodist Ambulatory Surgery Center Central San Antonio
     Surgicare of Central San Antonio
Central San Antonio Surgical Center Investors, Ltd.
CHC Management, Ltd.
CHC Payroll Company
CHC Realty Company
CHC-El Paso Corp.
CHC-Miami Corp.
Clear Lake Regional Medical Center, Inc.
Clear Lake Surgicare, Ltd.
     Bay Area Surgicare Center
Coastal Bend Hospital CT Services, Ltd.
COL-NAMC Holdings, Inc.
Columbia Ambulatory Surgery Division, Inc.
Columbia Bay Area Realty, Ltd.

Columbia Call Center, Inc.
Columbia Central Group, Inc.
Columbia Central Verification Services, Inc.
Columbia Champions Treatment Center, Inc.
Columbia GP of Mesquite, Inc.
Columbia Greater Houston Division Healthcare Network, Inc. Columbia Hospital at Medical City Dallas Subsidiary, L.P.
     Medical City Dallas Hospital
Columbia Hospital Corporation at the Medical Center
Columbia Hospital Corporation of Arlington
Columbia Hospital Corporation of Bay Area
Columbia Hospital Corporation of Corpus Christi
Columbia Hospital Securities Corporation
Columbia Hospital - Arlington (WC), Ltd.
Columbia Hospital - El Paso, Ltd.
Columbia Lone Star/Arkansas Division, Inc.
Columbia Medical Arts Hospital Subsidiary, L.P.
Columbia Medical Center at Lancaster Subsidiary, L.P. Columbia Medical Center Dallas Southwest Subsidiary, L.P. Columbia Medical Center of Arlington Subsidiary, L.P.
     Medical Center of Arlington
Columbia Medical Center of Denton Subsidiary, L.P.
     Denton Regional Medical Center
Columbia Medical Center of Las Colinas, Inc.
     Las Colinas Medical Center
Columbia Medical Center of Lewisville Subsidiary, L.P.
     Medical Center of Lewisville
Columbia Medical Center of McKinney Subsidiary, L.P.
     North Central Medical Center
Columbia Medical Center of Plano Subsidiary, L.P.
     Medical Center of Plano
Columbia North Hills Hospital Subsidiary, L.P.
      North Hills Hospital
Columbia North Texas Healthcare System, L.P.
Columbia North Texas Subsidiary GP, LLC
Columbia North Texas Surgery Center Subsidiary, L.P. Columbia Northwest Medical Center, Inc.
Columbia Northwest Medical Center Partners, Ltd.
Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P.
     Plaza Medical Center of Fort Worth
Columbia Psychiatric Management Co.
Columbia South Texas Division, Inc.
Columbia Specialty Hospital of Dallas Subsidiary, L.P. Columbia Specialty Hospitals, Inc.
Columbia Surgery Group, Inc.
Columbia-Quantum, Inc.
Columbia/Green Oaks Behavioral Healthcare System, L.P. Columbia/HCA Healthcare Corporation of Central Texas Columbia/HCA Heartcare of Corpus Christi, Inc.
Columbia/HCA International Group, Inc.
Columbia/HCA of Houston, Inc.
Columbia/HCA of North Texas, Inc.
Columbia/HCA Western Group, Inc.
Columbia/Pasadena Healthcare System, L.P.

Columbia/St. David's Healthcare System, L.P.
     Central Texas Imaging Center
     Round Rock Medical Center
     South Austin Hospital
     St. David's Healthcare Partnership
     St. David's Medical Center
     St. David's Pavilion
     St. David's Rehabilitation Center
     The Pavilion at St. David's
Conroe Hospital Corporation
Corpus Christi Healthcare Group, Ltd.
Corpus Christi Surgery, Ltd.
     Surgicare of Corpus Christi
Doctors Hospital (Conroe), Inc.
E.P. Physical Therapy Centers, Inc.
El Paso Healthcare System, Ltd.
     Del Sol Diagnostic Center
     Del Sol LifeCare Center
     Del Sol Medical Center
     Del Sol Rehabilitation Hospital
     Del Sol Sports Medicine
     Las Palmas Medical Center
     Las Palmas & Del Sol Regional Healthcare System
     Wound Management Center of Las Palmas
El Paso Nurses Unlimited, Inc.
El Paso Physical Therapy Centers, Ltd.
     Las Palmas Physical Therapy Center
El Paso Surgery Centers, L.P.
     East El Paso Surgery Center
     Surgical Center of El Paso
El Paso Surgicenter, Inc.
Endoscopy Clinic of Dallas, Inc.
EPIC Properties, Inc.
EPSC, L.P.
Flower Mound Surgery Center, Ltd.
Fort Worth Investments, Inc.
Frisco Warren Parkway 91, Inc.
Galen Hospital of Baytown, Inc.
Gramercy Surgery Center, Ltd.
     Gramercy Outpatient Surgery Center
Greater Houston Preferred Provider Option, Inc.
Green Oaks Hospital Subsidiary, L.P.
     Green Oaks Hospital
Gulf Coast Division, Inc.
Gulf Coast Physician Administrators, Inc.
Gulf Coast Provider Network, Inc.
HCA Health Services of Texas, Inc.
HCA Plano Imaging, Inc.
Heartcare of Texas, Ltd.
HEI Sealy, Inc.
Houston Northwest Surgical Partners, Inc.
HPG Energy, L.P.
HPG GP, LLC
HTI Gulf Coast, Inc.
HTI/ADC Venture
     North Austin Medical Center
Kingwood Surgery Center, Ltd.
KPH-Consolidation, Inc.
     Kingwood Medical Center

Las Colinas Surgery Center, Ltd.
     Las Colinas Surgery Center
Longview Regional Physician Hospital Organization, Inc.
Med Plus of El Paso, Inc.
Med-Center Hosp./Houston, Inc.
Medical Care Surgery Center, Inc.
Medical City Dallas Hospital, Inc.
MediPurchase, Inc.
Methodist Healthcare System of San Antonio, Ltd.
     Metropolitan Hospital
     Methodist Specialty & Transplant Hospital
     Northeast Methodist Hospital
Metroplex Surgicenters, Inc.
MGH Medical, Inc.
MHS Surgery Centers, L.P.
Mid-Cities Surgi-Center, Inc.
National Patient Account Services, Inc.
     NPAS
Navarro Memorial Hospital, Inc.
North Central Methodist ASC, L.P.
     Methodist Ambulatory Surgery Center - North Central
North Hills Surgicare, LP
     Texas Pediatric Surgery Center
North Texas Division, Inc.
North Texas General, L.P.
North Texas Technologies, Ltd.
Northeast Methodist Surgicare, Ltd.
     Methodist Ambulatory Surgery Center - Northeast
Northeast PHO, Inc.
Oakwood Surgery Center, Ltd.
Orthopedic Hospital, Ltd.
Park Central Surgical Center, Ltd.
     Park Central Surgical Center
Parkway Cardiac Center, Ltd.
Parkway Surgery Services, Ltd.
Pasadena Bayshore Hospital, Inc.
Pediatric Surgicare, Inc.
Qualitycare Network of Greater Houston, Inc.
Quantum/Bellaire Imaging, Ltd.
Rim Building Partners, L.P.
Rio Grande NP, Inc.
Rio Grande Regional Hospital, Inc.
Rio Grande Regional Investments, Inc.
Rosewood Medical Center, Inc.
Rosewood Professional Office Building, Ltd.
S.A. Medical Center, Inc.
San Antonio Division, Inc.
San Antonio Regional Hospital, Inc.
South Austin Surgery Center, Ltd.
     Surgicare of South Austin
South Texas Ambulatory Surgery Hospital, Ltd.
     Methodist Ambulatory Surgical Hospital - Northwest
South Texas Surgicare, Inc.
Southwest Houston Surgicare, Inc.
Spring Branch Medical Center, Inc.
     Spring Branch Medical Center
Sugar Land Surgery Center, Ltd.
Sun Towers/Vista Hills Holding Co.
Sunbelt Regional Medical Center, Inc.
Surgical Center of Irving, Inc.

Surgical Facility of West Houston, L.P.
Surgicare of Central San Antonio, Inc.
Surgicare of Flower Mound, Inc.
Surgicare of Fort Worth  Co-GP, LLC
Surgicare of Fort Worth, Inc.
Surgicare of Gramercy, Inc.
Surgicare of Kingwood, Inc.
Surgicare of McKinney, Inc.
Surgicare of North San Antonio, Inc.
Surgicare of Northeast San Antonio, Inc.
Surgicare of Pasadena, Inc.
Surgicare of Round Rock, Inc.
Surgicare of South Austin, Inc.
Surgicare of Sugar Land, Inc.
Surgicare of Travis Center, Inc.
Texas Medical Technologies, Inc.
Texas Psychiatric Company, Inc.
The Family Birth Center, Ltd.
The West Texas Division of Columbia, Inc.
Travis Surgery Center, L.P.
Village Oaks Medical Center, Inc.
W & C Hospital, Inc.
West Houston ASC, Inc.
West Houston Healthcare Group, Ltd.
West Houston Outpatient Medical Facility, Inc.
West Houston Surgicare, Inc.
West Park Surgery Center, L.P.
WHMC, Inc.
Willow Creek Hospital, Ltd.
Woman's Hospital of Texas, Incorporated

                                      UTAH

Brigham City Community Hospital, Inc.
     Brigham City Community Hospital
Brigham City Health Plan, Inc.
Columbia Mountain Division, Inc.
Columbia Ogden Medical Center, Inc.
     MountainStar Blood Services
     MountainStar Healthcare
     Ogden Regional Medical Center
Columbia Utah Division, Inc.
General Hospitals of Galen, Inc.
Healthtrust Utah Management Services, Inc.
Hospital Corporation of Utah
     Lakeview Hospital
HTI Physician Services of Utah, Inc.
Mountain View Hospital, Inc.
     Mountain View Hospital
Mountain View Medical Office Building, Ltd.
Northern Utah Healthcare Corporation
     St. Mark's Hospital
Ogden Regional Health Plan, Inc.
Ogden Senior Center, LLC
Salt Lake City Surgicare, Inc.
St. Mark's Investments, Inc.
St. Mark's Physicians, Inc.
The Wasatch Endoscopy Center, Ltd.

Timpanogos Regional Medical Services, Inc.
     Timpanogos Regional Hospital
West Jordan Hospital Corporation

                                 UNITED KINGDOM

Columbia U.K. Finance Limited
HCA Finance, LP
HCA International Holdings Limited
HCA International Limited
     Princess Grace Hospital
     The Harley Street Clinic
     The Portland Hospital for Women and Children
     The Wellington Hospital
HCA Staffing Limited
HCA UK Holdings Limited
HCA UK Investments Limited
HCA UK Limited
HCA UK Services, Ltd.
La Tour Finance Limited Partnership
London Radiography & Radiotherapy Services Limited
St. Martins Healthcare Limited
     Lister Hospital
     London Bridge Hospital
St. Martins Ltd.
The Harley Street Cancer Clinic Limited


                                    VIRGINIA

Alleghany Primary Care, Inc.
Ambulatory Services Management Corp. of Chesterfield County, Inc.
Behavioral Health of Virginia Corporation
Central Atlantic Division I, Inc.
Chicago Medical School Hospital, Inc.
Chippenham & Johnston-Willis Hospitals, Inc.
     CJW Medical Center
Columbia Arlington Healthcare System, L.L.C.
Columbia Healthcare of Central Virginia, Inc.
Columbia Medical Group - Southwest Virginia, Inc.
     Children's Choice of the New River Valley
     Clinch Valley Family Practice
     Heart Specialists of Southwest Virginia
     Salem ENT Clinic
Columbia Pentagon City Hospital, L.L.C.
Columbia Physicians Services, Inc.
Columbia Primary Care Associates, Ltd.
Columbia Richmond Division, Inc.
Columbia/Alleghany Regional Hospital, Incorporated
     Alleghany Healthcare Services
     Alleghany Regional Hospital
Columbia/HCA John Randolph, Inc.
     John Randolph Medical Center
     John Randolph Medical Center River Bend
Columbia/HCA Retreat Hospital, Inc.
     The Retreat Hospital
Fairfax Surgical Center, L.P.
     Fairfax Surgical Center
Galen of Virginia, Inc.

Galen Virginia Hospital Corporation
Galen-Med, Inc.
     Clinch Valley Medical Center
Generations Family Practice, Inc.
Hanover Outpatient Surgery Center, L.P.
HCA Health Services of Virginia, Inc.
     Henrico Doctors' Hospital-Forest
     Henrico Doctors' Hospital-Parham
Hopewell Nursing Home, LLC
HSS Virginia, L.P.
Insight Clinic Services, LC
Lewis-Gale Hospital, Incorporated
Management Services of the Virginias, Inc.
Montgomery Regional Hospital, Inc.
     Blue Ridge Health Clinic
     Montgomery Regional Hospital
MOS Temps, Inc.
New River Healthcare Plan, Inc.
NOCO, Inc.
Northern Virginia Community Hospital, LLC
    Northern Virginia Community Hospital
Northern Virginia Hospital Corporation
Preferred Hospitals, Inc.
Primary Health Group, Inc.
Pulaski Community Hospital, Inc.
     Pulaski Community Hospital
Reston Surgery Center, L.P.
Surgicare of Fairfax, Inc.
Surgicare of Hanover, Inc.
Surgicare of Reston, Inc.
Surgicare of Tuckahoe, Inc.
The Retreat Doctors' Office Building Associates, L.P.
Virginia Hematology & Oncology Associates, Inc.
Virginia Hospitalists, Inc.
Virginia Psychiatric Company, Inc.
     Dominion Hospital

                                   WASHINGTON

ACH, Inc.
Capital Network Services, Inc.
     Capital Network Billing
Columbia Capital Medical Center Limited Partnership
     Capital Medical Center

                                  WEST VIRGINIA

Charleston Hospital, Inc.
     Hospitalists of Saint Francis
     Mountain State Multi-Specialty Group
     Saint Francis Hospital
     Saint Francis Professional Building
Columbia Parkersburg Healthcare System, Inc.
Columbia/HCA WVMS Member, Inc.
Columbia-S.J. Ventures Properties, Limited Partnership
     Parkersburg Billing and Collectors
     Saint Joseph's-Parkersburg Billing and Collectors

Columbia-St. Joseph's Healthcare System, Limited Partnership
     Inpatient Specialists of Saint Joseph's Hospital
     Loma Prieta Obstetrics and Gynecology
     St. Joseph's Hospital
Galen of West Virginia, Inc.
HCA Health Services of West Virginia, Inc.
Hospital Corporation of America
Parkersburg SJ Holdings, Inc.
Raleigh General Hospital
     Raleigh General Hospital
St. Francis Surgery Center, L.P.
Surgicare of Charleston, Inc.
Teays Valley Health Services, Inc.
     Putnam General Hospital
Tri Cities Health Services Corp.
West Virginia Management Services Organization, Inc.
Zone, Incorporated